SEMIANNUAL Report
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                               [GRAPHIC OMITTED]


                                Patriot Preferred
                                 Dividend Fund

                               NOVEMBER 30, 1998





                         [JHF LOGO] JOHN HANCOCK FUNDS
                                    A Global Investment Management Firm

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                               COMMON SHAREHOLDERS
                          State Street Bank and Trust
                          Company 225 Franklin Street
                           Boston, Massachusetts 02110

                        TRANSFER AGENT FOR AUCTION RATE
                                PREFERRED SHARES
                      IBJ Schroder Bank and Trust Company
                             One State Street Plaza
                            New York, New York 10004

                                 LEGAL COUNSEL
                               Hale and Dorr llp
                                60 State Street
                        Boston, Massachusetts 02109-1803

                   Listed New York Stock Exchange Symbol: PPF
                  For Shareholder Assistance Refer to Page 14

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

         An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dra-matic and, at times, violent. In1998, the market gave us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

         Then in early October, the stock market began a remarkable rebound that was sparked by the Federal Reserve's moves to lower interest rates. The Dow Jones Industrial Average reached a new high and ended November actually up by 17% year-to-date.

         Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

--------------------------------------------------------------------------------
[A 1" x 1 1/4" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

         Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

         There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the divergence in performance of stocks and high-quality bonds earlier this year is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                            Preferred Dividend Fund

        Concerns over economic slowdown mute preferred-stock performance
        ----------------------------------------------------------------


Persistent fears over economic problems overseas, coupled with growing concerns that the U.S. economy was headed for a slowdown, put pressure on preferred stocks during the last six months. Because of their relatively fixed and high dividends, preferred stocks - which made up the vast majority of the Fund's net assets - generally move in the same direction as fixed-income-paying bonds. That is, preferred-stock and bond prices typically rise when interest rates fall, and fall when rates rise. But in spite of falling interest rates and a robust U.S. Treasury bond market, preferred stocks were plagued by fears that a weakening economy would curtail corporate earnings. As Treasury bonds rallied, preferred stock prices weakened.

         Electric utility common stocks, which made up a growing portion of the Fund's assets throughout the period, enjoyed a better fate. The Federal Reserve's three interest rate cuts between September and November were a positive for electric utility common stocks. They also benefited from their reputation as a safe haven in times of market turmoil.

Performance and strategy review

For the six-month period ended November 30, 1998, John Hancock Patriot Preferred Dividend Fund had a total return of 0.98% at net asset value. That performance compared to the average preferred stock closed-end equity fund's return of 1.79% for the same period, according to Lipper Analytical Services, Inc. By comparison, the Merrill Lynch 30-Year Treasury Index rose 12.79%. The Fund's requirement to hold 80% of its assets in preferred stocks held us back against our peers in the period.

--------------------------------------------------------------------------------
[A 3" x 2 1/2" photo of fund management team members under second column. (l-r):
"Susan Kelly, Gregory Phelps and Mark Maloney."]
--------------------------------------------------------------------------------

         We kept the vast majority of our preferred-stock holdings in securities eligible for the dividends-received deduction (DRD), which generally experience strong demand because they offer tax advantages to corporate investors. In addition, many companies that issue DRD-eligible securities have retired them as a way to reduce their financing costs in light of lower interest rates. As a result, the available supply of DRD-eligible securities has contracted considerably over the last several years. Although they proved to be rather lackluster performers over the past six months, we held on to them based on our conviction that the continued favorable supply and demand conditions will provide positive underpinnings to the DRD-eligible securities market.

"...we continued to add to our utility preferred- and common-stock holdings..."

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund

"Our preferred-stock holdings in the financial sector... also were disappointments."

--------------------------------------------------------------------------------
[Pie Chart at the top left hand column with the heading "Portfolio Diversification". The chart is divided into four sections (from top to left):
Oil & Gas 7%, Short-Term Investments & Other 10%, Utilities 33% and Financials 50%. A note below the chart reads "As a percentage of net assets on November 30, 1998."]
--------------------------------------------------------------------------------

         Throughout the period, we continued to add to our utility preferred- and common-stock holdings, concentrating our purchases during periods when their prices were weak. Thanks to the strong performance of utility stocks particularly our common stocks - our increased stake in them was a plus for the Fund's performance, as the Dow Jones Utilities Index continued to hit new highs. More recently, however, we bought preferred stocks in a number of other industries based on their relatively cheap prices.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Ocean Spray Cranberries followed by an up arrow with the phrase "High yield, quality and call protection." The second listing is Houston Industries followed by an up arrow with the phrase "Record summer heat powers electricity demand." The third listing is Anadarko Petroleum followed by a down arrow with the phrase "Collapse of oil prices." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Energy, financials lag; utilities advance

Among our holdings hurt most by the unfavorable backdrop for preferred stocks was Anadarko Petroleum. Not only did it get swept up in some of the negative sentiment that hung over the preferred market, but Anadarko also suffered from a collapse in oil prices to near 12-year lows. We held on to our position in the company, however, because we believe that oil prices may be near a bottom and our Anadarko holdings are relatively high-quality, DRD-eligible securities with an attractive 5.46% yield. Another attractive feature was good call protection, which shields us for a stated period of time from being forced to surrender high-yielding securities to issuers prematurely and potentially leaving us to reinvest the proceeds at lower prevailing interest rates.

         Our preferred-stock holdings in the financial sector - our largest grouping - also were disappointments. Despite leading the preferred-stock market earlier this year, Lehman Brothers Holdings and Bear Stearns Companies lost ground from August through October. That's when investors grew increasingly concerned about losses stemming from brokerage companies' exposure to Russian debt, hedge funds and other weak investments. In those cases, too, we kept our stakes because we felt the challenges were short-term and were outweighed by their attractive yields, DRD-eligibility and good call protection. Lehman and Bear Stearns gained some ground toward the end of the period when investors became more optimistic that brokerage firms could weather the challenges that faced them in fairly good shape. Our holdings in banks posted mixed results that were in line with investors' perceptions of any given bank's exposure to overseas problems. ABN AMRO North America, for example, came under pressure because of concerns about its Dutch parent company's exposure to Russian debt. Fleet Financial Group, on the other hand, performed well in large part because of its almost exclusive focus on domestic business. The turmoil surrounding financial and banking stocks afforded us an opportunity to buy high-quality, high-yielding, well call-protected securities at very inexpensive prices. One recent example was our purchase of Republic New York Corp., which we added in mid-October after its price had fallen in response to its indirect exposure to Russian debt. The company's one-time write-down of this exposure in the third quarter should put this issue behind it.

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 1998". The chart is scaled in increments of 3% with 0% at the bottom and 15% at the top. The first bar represents the 0.98% total return for John Hancock Patriot Preferred Dividend Fund. The second bar represents the 1.79% total return for Average preferred stock closed-end equity fund. The third bar represents 12.79% total return for Merrill Lynch 30-Year Treasury Index. A note below the chart reads "The total return for John Hancock High Patriot Preferred Dividend Fund is at net asset value with all distributions reinvested. The average preferred stock closed-end equity fund is tracked by Lipper Analytical Services, Inc. The Merrill Lynch 30-Year Treasury Index is an unmanaged index that measures the performance of the 30-Year Treasury bond.
--------------------------------------------------------------------------------

         The Fund's strongest performers came primarily from our common-stock holdings, although there were a few preferred-stock standouts. One was Ocean Spray Cranberries, which performed well in large part because of a combination of the securities' high DRD-eligible yield, good credit quality, healthy call protection and the company's domestic focus. Our best performers among common stocks were utility companies such as Houston Industries, which advanced in large part because of the Houston area's extremely hot summer and unusually high need for electricity to run air conditioning. Another was Dominion Resources, the parent company of Virginia Electric, which benefited from a combination of a favorable regulatory environment and the sale of its United Kingdom electric subsidiary at an attractive profit.

Outlook

We're optimistic about the prospects for both preferred and common utility stocks. Although it wasn't the case over the past six months, we believe that lower interest rates will eventually benefit preferred stocks. Lower interest rates are also very good for utility companies because they can refinance debt at lower costs. Furthermore, the price of most fuels - a large expense for utility companies - continues to fall. Finally, we believe that the recent strength in the stock market, coupled with lower interest rates, will provide a favorable backdrop for the capital-intensive brokerage and banking preferred stocks. The end of the period saw a rally in the common stocks of brokers and banks, and we think it's just a matter of time until their preferred-stock counterparts follow suit.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

"...lower interest rates will eventually benefit preferred stocks."

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Preferred Dividend Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1998. You'll also find the net asset value as of that date.

Statement of Assets and Liabilities
November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
   Preferred stocks (cost - $126,663,533) ...................   $ 130,015,764
   Common stocks (cost - $22,960,510) .......................      24,654,250
   Short-term investments (cost - $342,860) .................         342,860
                                                                -------------
                                                                  155,012,874
 Receivable for investments sold ............................       1,272,458
 Dividends receivable .......................................         340,632
 Other assets ...............................................          18,745
                                                                -------------
                          Total Assets ......................     156,644,709
                          ---------------------------------------------------

Liabilities:
 Auction Rate Preferred Shares dividend
  payable - Note A ..........................................        215,192
 Payable for investments purchased ..........................      1,190,394
 Common shares dividend payable .............................         54,671
 Payable to John Hancock Advisers, Inc. .....................
  and affiliates - Note B ...................................        158,168
 Accounts payable and accrued expenses ......................         57,637
                                                               -------------
                          Total Liabilities .................      1,676,062
                          --------------------------------------------------

Net Assets:
Auction Rate Preferred Shares - Without par value,
 unlimited number of shares of beneficial interest
 authorized,  525 shares issued,  liquidation  preference
 of $100,000 per share - Note A..............................     52,500,000
                                                               -------------
 Common  Shares - Without  par value,
  unlimited  number of shares of  beneficial interest
  authorized, 7,257,200 shares issued and outstanding........     99,374,474
 Accumulated net realized loss on investments ...............     (1,854,045)
 Net unrealized appreciation of investments .................      5,047,564
 Distributions in excess of net investment income ...........        (99,346)
                                                               -------------
Net Assets Applicable to Common Shares
 ($14.12 per share based on 7,257,200 shares
  outstanding) ..............................................    102,468,647
                                                               -------------
                          Net Assets ........................  $ 154,968,647
                          ==================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign withholding taxes of $9,832)......    $ 5,342,346
 Interest ...................................................         86,211
                                                                 -----------
                                                                   5,428,557
                                                                 -----------
 Expenses:
  Investment management fee - Note B ........................       629,741
  Administration fee - Note B ...............................       118,076
  Auction rate preferred shares and auction fees ............        71,629
  Custodian fee .............................................        28,874
  Auditing fee ..............................................        25,768
  Printing ..................................................        19,388
  Transfer agent fee ........................................        15,619
  Miscellaneous .............................................        12,591
  Trustees' fees ............................................         1,115
  Legal fees ................................................           637
                                                                -----------
                        Total Expenses ......................       923,438
                        ---------------------------------------------------

                        Net Investment Income ...............     4,505,119
                        ---------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold .....................     2,696,300
  Change in net unrealized appreciation/depreciation
  of investments ............................................    (4,969,537)
                                                                  -----------
                   Net Realized and Unrealized Loss
                   on Investments ...........................    (2,273,237)
                   ----------------------------------------------------------

                   Net Increase in Net Assets
                   Resulruting from Operations ..............     2,231,882
                   =============================================================

                   Distribution to Auction Rate
                   Preferred Shares .........................    (1,092,079)
                   ----------------------------------------------------------

                   Net Increase in Net Assets
                   Applicable to Common
                   Shareholders Resulting from
                   Operations Less Auction Rate
                   Preferred Shares Distributions ...........   $ 1,139,803
                   =============================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Preferred Dividend Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                   SIX MONTHS ENDED
                                                                                 YEAR ENDED        NOVEMBER 30, 1998
                                                                                MAY 31, 1998        (UNAUDITED)
                                                                                -------------      -----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .....................................................   $ 9,909,044          $ 4,505,119
  Net realized gain on investments sold .....................................     1,473,003            2,696,300
  Change in net unrealized appreciation/depreciation of investments .........     6,389,783           (4,969,537)
                                                                               -------------         -------------
    Net Increase in Net Assets Resulting from Operations ....................    17,771,830            2,231,882
                                                                               -------------         -------------
Distributions to Shareholders:
  Auction Rate Preferred Shares ($4,133 and $2,080 per share,
  respectively) - Note A ....................................................    (2,169,753)          (1,092,079)
  Common Shares - Note A
    Dividends from net investment income ($1.15 and $0.58 per
    share, respectively).....................................................    (8,380,658)          (4,190,595)
                                                                               -------------         -------------
    Total Distributions to Shareholders .....................................   (10,550,411)          (5,282,674)
                                                                               -------------         -------------
Net Assets:
  Beginning of period .......................................................   150,798,020          158,019,439
                                                                               -------------         -------------
  End of period (including undistributed net investment income of $678,209 and distributions in excess of net investment income
  of $99,346, respectively).................................................. $ 158,019,439        $ 154,968,647
                                                                              =============        =============
Analysis of Common Shareholder Transactions:

                                                                                       SIX MONTHS ENDED
                                                          YEAR ENDED                   NOVEMBER 30, 1998
                                                         MAY 31, 1998                    (UNAUDITED)
                                                         ------------                    -----------

                                                      SHARES         AMOUNT          SHARES             AMOUNT
                                                      ------         ------          ------             ------

Shares outstanding, beginning of period .........   7,257,200     $ 99,512,018     7,257,200         $ 99,374,474
Reclassification of capital accounts - Note D ...       --            (137,544)       --                   --
                                                    ---------     -------------    ---------         -------------
Shares outstanding, end of period ...............   7,257,200     $ 99,374,474     7,257,200         $ 99,374,474
                                                    =========     ============     =========         ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts, the number of Common Shares outstanding at the beginning and end of the period, for the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

===============================FINANCIAL STATEMENTS=============================

              John Hancock Funds - Patriot Preferred Dividend Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------



                                                      PERIOD FROM JUNE 1, 1993       YEAR ENDED MAY 31,            SIX MONTHS ENDED
                                                    (commencement of Operations)---------------------------------  NOVEMBER 30, 1998
                                                        to MAY 31, 1994         1995      1996      1997     1998     (UNAUDITED)
                                                        ---------------         ----      ----      ----     ----     -----------

Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period ....................   $ 13.95(1)        $ 12.25   $ 12.96   $ 12.99    $ 3.54    $ 14.54
                                                            ----------        -------   -------   -------    ------    -------

Net Investment Income ...................................      1.13              1.52      1.46      1.42      1.37       0.62
Net Realized and Unrealized Gain (Loss) on Investments ..     (1.48)             0.65      0.05      0.58      1.08      (0.31)
                                                              ------             ----      ----      ----      ----      ------

Total from Investment Operations ........................     (0.35)             2.17      1.51     2.00       2.45       0.31
                                                              ------             ----      ----     ----       ----       ----

Less Distributions:
Dividends to Auction Rate Preferred Shareholders ........     (0.18)            (0.30)    (0.32)    (0.29)    (0.30)     (0.15)
Dividends from Net Investment Income
to Common Shareholders ..................................     (0.95)            (1.16)    (1.16)    (1.16)    (1.15)     (0.58)
Distributions in Excess of Net Investment Income
to Common Shareholders ..................................     (0.01)              --        --        --        --         --
                                                              ------            ------    ------    ------    ------     ------

Total Distributions .....................................     (1.14)            (1.46)    (1.48)    (1.45)    (1.45)     (0.73)
                                                              ------            ------    ------    ------    ------     ------

Preferred and Common Shares Offering Costs ..............     (0.08)              --        --        --        --         --
                                                              ------            ------    ------    ------    ------     ------

Preferred Shares Underwriting Discounts .................     (0.13)              --        --        --        --         --
                                                              ------            ------    ------    ------    ------     ------

Net Asset Value, End of Period ..........................   $ 12.25           $ 12.96   $ 12.99    $ 3.54   $ 14.54    $ 14.12
                                                            ========          ========  ========   =======  ========   ========

Per Share Market Value, End of Period ...................  $ 12.625          $ 12.250  $ 12.500  $ 13.750  $ 14.563   $ 14.688
Total Investment Return at Market Value .................    (9.68%)            7.18%    11.58%    19.87%    14.72%      4.87%(6)
Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period
(000s omitted) ..........................................  $ 88,902          $ 94,023  $ 94,249  $ 98,298  $105,519   $102,469
Ratio of  Expenses  to Average  Net Assets (2)                1.92%             2.08%     1.99%     1.96%     1.89%      1.76%(7)
Ratio of Net  Investment  Income to Average Net Assets (3)    9.25%            12.73%    11.14%    10.67%     9.72       8.60%(7)
Portfolio Turnover Rate..................................       90%               88%       33%       38%       64%        21%
Senior  Securities  Total Auction Rate Preferred
Shares (000s omitted) ...................................  $ 52,500          $ 52,500  $ 52,500  $ 52,500  $ 52,500   $ 52,500
Asset Coverage per Unit (4)..............................  $266,908          $274,463  $277,555  $283,817  $296,903   $293,889
Involuntary Liquidation Preference per Unit (5)..........  $100,000          $100,000  $100,000  $100,000  $100,000   $100,000
Approximate Market Value per Unit (5)....................  $100,000          $100,000  $100,000  $100,000  $100,000   $100,000


(1) Initial price to commence operations.
(2) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.24%, 1.30%, 1.29%, 1.27%, 1.25% and 1.17%, respectively.
(3) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.81%, 7.93%, 7.19%, 6.91%, 6.42% and 5.73%, respectively.
(4) Calculated by subtracting the Fund's total liabilities (not including the Auction Rate Preferred Shares) from the Fund's total assets and dividing such amount by the number of Auction Rate Preferred Shares outstanding, as of the applicable 1940 Act Evaluation Date.
(5) Plus accumulated and unpaid dividends.
(6) Not annualized.
(7) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Preferred Dividend Fund

Schedule of Investments
November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Preferred Dividend Fund on November 30, 1998. It's divided into three main categories: preferred stocks, common stocks and short-term investments. Preferred stocks and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.




                                                                      MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES       VALUE
-------------------                            ----------------       -----

PREFERRED STOCKS
Agricultural Operations (3.88%)
 Ocean Spray Cranberries, Inc.,
  6.25% (R) ..................................       60,000       $ 6,015,000
                                                                  -----------
Automobile/Trucks (1.36%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G ...................       74,700         2,110,275
                                                                  -----------
Banks - Foreign (1.18%)
 Banco Bilbao Vizcaya International, Ltd.,
  9.75%, American Depositary Receipt
  (ADR), Gtd Ser A (Spain) ...................       65,750         1,832,781
                                                                  -----------
Banks - United States (16.29%)
 ABN AMRO North America,  Inc., 6.59%,
  Ser H (R)...................................        5,000         5,400,000
 ABN AMRO North America, Inc., 8.75%,
  Ser A (R)...................................        1,900         2,204,000
 Chase Manhattan Corp., 9.76%, Ser B .........       49,900         1,334,825
 Chase Manhattan Corp., 10.84%, Ser C ........      119,500         3,570,063
 Fleet Financial Group, Inc., 6.75%,
  Ser VI .....................................       51,000         2,805,000
 Fleet Financial Group, Inc., 9.35%,
  Depositary Shares ..........................      177,000         4,756,875
 J.P. Morgan & Company, Inc., 6.625%,
  Depositary Shares, Ser H ...................       60,000         3,300,000
 Republic New York Corp., $2.8575 ............       36,700         1,871,700
                                                                  -----------
                                                                   25,242,463
                                                                  -----------
Broker Services (15.21%)
 Bear Stearns Companies, Inc., 5.72%,
  Ser F ......................................       40,000         1,845,000
 Bear Stearns Companies, Inc., 6.15%,
  Ser E ......................................      100,600         4,979,700

Broker Services (continued)
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D ...................       48,000       $ 2,088,000
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C ......................................      100,000         4,450,000
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ...................      160,700         5,031,919
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares ..........................       95,000         5,177,500
                                                                  -----------
                                                                   23,572,119
                                                                  -----------
Conglomerates (0.82%)
 Grand Metropolitan Delaware, L.P., 9.42%,
  Gtd Ser A ..................................       45,000         1,268,438
                                                                  -----------
Equipment Leasing (3.66%)
 AMERCO, 8.50%, Ser A ........................       220,000        5,665,000
                                                                  -----------
Financial Services (13.39%)
 ARM Financial Group, Inc., 9.50% ............       100,000        2,493,750
 Citigroup, Inc., 6.213% .....................        52,000        2,756,000
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H ...................        88,700        4,756,538
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K ...................       156,000        4,280,250
 Coastal Finance I, 8.375% ...................        35,000          870,625
 Entergy London Capital, L.P., 8.625%,
  Ser A ......................................        40,000        1,030,000
 Household International, Inc., 8.25%,
  Depositary Shares, Ser 92-A ................        54,200        1,551,475
 SI Financing Trust I, 9.50%, Gtd Pfd Sec &
  Purchase Contract ..........................        70,000        1,863,750
 Source One Mortgage Services Corp.,
  8.42%, Ser A ...............................        45,300        1,149,488
                                                                  -----------
                                                                   20,751,876
                                                                  -----------
Media (2.96%)
 Lasmo America, Ltd., 8.15% (R) ..............        20,000        2,000,000
 Shaw Communications, Inc., 8.45%,
  Ser A (Canada) .............................       105,500        2,591,344
                                                                  -----------
                                                                    4,591,344
                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Preferred Dividend Fund


                                                                      MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES       VALUE
-------------------                            ----------------       -----

Oil & Gas (6.90%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares ..........................        60,139      $ 5,562,858
 Pennzoil Co., 6.49% .........................        50,000        5,125,000
                                                                -------------
                                                                   10,687,858
                                                                -------------
Paper Products & Containers (1.23%)
 Bowater, Inc., 8.40%,
  Depositary Shares, Ser C ...................        74,900        1,909,950
                                                                -------------
Utilities (17.02%)
 Alabama Power Co., 5.20% ....................       240,000        5,940,000
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ...................................        10,000        1,165,000
 Commonwealth Edison Co., $8.40,
  Ser A ......................................        30,850        3,142,843
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A ......................................       136,600        7,495,924
 Massachusetts Electric Co., 6.99% ...........        10,500        1,187,812
 MidAmerican Energy Co., $7.80 ...............         9,125          983,218
 PSI Energy, Inc., 6.875% ....................        14,350        1,607,200
 Public Service Electric & Gas Co.,
  6.92%.......................................        19,000        2,132,750
 South Carolina Electric & Gas Co.,
  6.52%.......................................         5,000          557,500
TDS Capital Trust II, 8.04% ..................        40,000          970,000
Washington Water Power Co., $1.24,
  Ser L ......................................        63,700        1,186,413
                                                                -------------
                                                                   26,368,660
                                                                -------------
            TOTAL PREFERRED STOCKS
            (Cost $126,663,533)                      (83.90%)     130,015,764
                                                -------------   -------------

COMMON STOCKS
Utilities (15.91%)
 BEC Energy ..................................       50,000       $ 2,062,500
 Conectiv, Inc. (Class A) ....................       54,500         2,043,750
 Conectiv, Inc.* .............................       92,500         2,127,500
 Dominion Resources, Inc. ....................       42,000         1,939,875
 Florida Progress Corp. ......................       67,000         2,864,250
 Houston Industries, Inc. ....................       46,000         1,454,750
 KeySpan Energy Corp. ........................       86,080         2,555,500
 Nevada Power Co. ............................       30,000           710,625
 PacifiCorp ..................................       44,000           825,000
 Potomac Electric Power Co. ..................       70,000         1,824,375
 Public Service Enterprise Group, Inc. .......       57,000         2,223,000
 Puget Sound Energy, Inc. ....................       61,000         1,654,625
 Sempra Energy * .............................       58,000         1,453,625
 UtiliCorp United, Inc. ......................       26,000           914,875
                                                                -------------
            TOTAL COMMON STOCKS
            (Cost $22,960,510)                      (15.91%)       24,654,250
                                               -------------    -------------

                                        INTEREST      PAR VALUE
                                          RATE      (000s OMITTED)
                                      ------------- -------------
SHORT-TERM INVESTMENTS
Commercial Paper (0.22%)
 Chevron USA, Inc.,
  12-01-98 .........................     5.00%            $343        342,860
                                                                 -------------
   TOTAL SHORT-TERM INVESTMENTS                         (0.22%)       342,860
                                                  -------------  -------------
    TOTAL INVESTMENTS                                 (100.03%)   155,012,874
                                                  -------------  -------------
   OTHER ASSETS AND LIABILITIES, NET                    (0.03%)       (44,227)
                                                  -------------  -------------
    TOTAL NET ASSETS                                  (100.00%)  $154,968,647
                                                  -------------  -------------
                                                  -------------  -------------

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $15,619,000 or 10.08% of net assets as of November 30, 1998.

 *    Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

========================NOTES TO FINANCIAL STATEMENTS===========================

              John Hancock Funds - Patriot Preferred Dividend Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

         Effective June 1, 1998, the Fund determines the net asset value of the Common Shares, each business day at the close of regular trading.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. For federal income tax purposes, the Fund has $4,393,425 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires May 31, 2003.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through May 31, 1998, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund.

AUCTION RATE PREFERRED SHARES The Fund issued 525 shares of Auction Rate Preferred Shares (the "Preferred Shares") on July 29, 1993 in a public offering. The underwriting discount on the Preferred Shares of $918,750 was recorded as a reduction of the capital of the Common Shares, and the offering costs associated with the offering of the Common Shares and Preferred Shares of $610,007 have been recorded as a reduction of the capital of the Common Shares. Dividends on the Preferred Shares, which accrue daily, are cumulative at a rate which was established at the offering of the Preferred Shares and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.98% to 4.34%, during the period ended November 30, 1998.

The Preferred Shares are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The Preferred Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the Preferred Shares. If the dividends on the Preferred Shares shall remain unpaid in an amount equal to two full years' dividends, the holders of the Preferred Shares, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the Preferred Shares and the Common Shares have equal voting rights of one vote per share, except that the holders of the Preferred Shares, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the Preferred Shares and Common Shares. The Preferred Shares have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the Preferred Shares, as defined in the Fund's By-Laws.

========================NOTES TO FINANCIAL STATEMENTS===========================

              John Hancock Funds - Patriot Preferred Dividend Fund


NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net asset value.

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services. The Fund pays a monthly administrative fee to the Adviser equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net asset value.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1998, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,593.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities during the period ended November 30, 1998, aggregated $27,910,540 and $27,379,015, respectively.

         The cost of investments owned at November 30, 1998 (including the short-term investments) for federal income tax purposes was $150,118,440. Gross unrealized appreciation and depreciation of investments aggregated $7,953,615 and $3,059,181, respectively, resulting in net unrealized appreciation of $4,894,434.

NOTE D -
RECLASSIFICATION  OF CAPITAL  ACCOUNTS

During the period ended May 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,322, an increase in undistributed net investment income of $136,222 and a decrease in capital paid-in of $137,544. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to federal excise taxes and partnerships.

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund

INVESTMENT  OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

DIVIDEND  REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210 ("Plan Agent"), as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).


YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund



SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions  concerning  the John Hancock  Patriot
Preferred Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank & Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone:  (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

===================================NOTES========================================

              John Hancock Funds - Patriot Preferred Dividend Fund

================================================================================


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